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                                                                    EXHIBIT 23.1

                              ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 19, 1996 and January 26, 1996, included in CU Bancorp's Form 10-K for the year ended December 31, 1995 and Home Interstate Bancorp's Form 10-K for the year ended December 31, 1995, respectively, and to all references to our Firm included in this Registration Statement.

                                                        ARTHUR ANDERSEN LLP

Los Angeles, California
April 19, 1996